UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

Streamline Health Solutions, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1175 Peachtree Street NE, 10th Floor

Atlanta, GA 30361

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 997-8732

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	STRM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2019, the board of directors (the “Board”) of Streamline Health Solutions, Inc. (the “Company”) appointed Justin J. Ferayorni to the Board, effective as of the same date.

Mr. Ferayorni, age 46, is the Founder and Chief Investment Officer of Tamarack Advisers, LP which operates Tamarack Global Healthcare Funds, an SEC registered hedge fund family focused on investing in healthcare related equities. Mr. Ferayorni has operated directly and indirectly in the financial and capital markets for over 20 years through experience in investment banking and investment management. Mr. Ferayorni served in several positions across the financial services industry focused on analyzing companies within the healthcare industry, including positions as a healthcare analyst and portfolio manager. In addition, Mr. Ferayorni was previously employed with Robertson Stephens & Co., where he worked on both corporate finance and mergers and acquisitions transactions. Mr. Ferayorni is experienced in fundamental financial analysis, corporate decision making, and accounting principles. Mr. Ferayorni received his CFA designation in September 2000. Mr. Ferayorni previously served as an independent director for Reality Shares ETF Trust.

Tamarack Advisers, LP has been a longtime investor in the Company and participated in the Company’s recent equity financing.

There are no family relationships between Mr. Ferayorni and any director or executive officer of the Company and there are no related party transactions required to be reported under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Ferayorni’s appointment is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

99.1	Press release, dated December 11, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date:	December 13, 2019	By:	/s/ Thomas J. Gibson
		Name:	Thomas J. Gibson
		Title:	Chief Financial Officer